LOSS PER SHARE (Schedule of Loss Per Share) (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Basic and diluted net loss per ordinary share:
Net loss	$ 13,836	$ 10,589	$ 9,771
Shares used in computing net loss per ordinary share, basic and diluted	7,986,059	4,058,005	1,454,511
Net loss per ordinary share, basic and diluted	$ 1.73	$ 2.61	$ 6.72